UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Oppenheimer
Rochester®
AMT-Free
New York
Municipal Fund
Semiannual Report
3/31/2015
OppenheimerFunds®
The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	3.34%	-1.57%	2.40%
1-Year	9.23	4.04	6.62
5-Year	5.72	4.70	5.11
10-Year	4.45	3.95	4.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester AMT-Free New York Municipal Fund generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended March 31, 2015. The Fund’s Class A shares provided a distribution yield of 5.30% at net asset value (NAV) at the end of this reporting period. For New York residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a March 2015 yield of less than 8.73% would not have delivered as much after-tax income as the Class A shares of this Fund. At 3.34% as of March 31, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares was slightly less than the Barclays Municipal Bond Index, its benchmark, by 94 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period, thanks in part to positive reports from the Federal Reserve. After several months of lowering its spending on mortgage-backed securities and long-term Treasuries, the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, this program was initiated in 2008 to help stimulate the economy. According to a statement released

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.41% at the end of this reporting period. At 5.30% the distribution yield at NAV for this Fund’s Class A shares was 189 basis points higher than the category average.

November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and

  YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.30%
Dividend Yield with sales charge	5.04
Standardized Yield	4.48
Taxable Equivalent Yield	8.73
Last distribution (3/24/15)	$0.050
Total distributions (10/1/14 to 3/31/15)	$0.309

  Endnotes for this discussion begin on page 15 of this report

3 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

During this reporting period, the carefully worded announcements regarding the Fed’s plans for the Fed Funds target rate led to considerable speculation about the timing of an adjustment to its short-term rate, and market movements were generally based on analysts’ interpretations of subtle changes in the text. In October 2014, for example, the FOMC said it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

In December 2014, the Committee said it could “be patient in beginning to normalize the stance of monetary policy.” However, the committee removed the word “patient” from the minutes of the February 2015 meeting. In a press conference, Federal Reserve Chairman Janet Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” The committee will increase the Fed Funds rate only when it “has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of March 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 37 basis points from September 30, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.05% on March 31, 2015, down 14 basis points from the September 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.22%, up 7 basis points from the September 2014 date.

Democrat Andrew Cuomo was re-elected governor of New York in November 2014, pledging to “keep this state moving forward” by creating jobs, particularly upstate; rebuilding infrastructure, including upgrading New York’s aging airports; and demanding better performance from the state’s public schools.

For the fifth consecutive year, the state’s budget was passed on time. The $142 billion budget for fiscal year 2016, which was approved on the last day of this reporting period, devotes billions toward infrastructure enhancements and directs $5.4 billion in bank settlement funds (from foreign banks accused

4 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

of misconduct) toward economic initiatives including a variety of capital projects.

The budget, which capped spending growth at 2% also for the fifth straight year, calls for an investment of $1.3 billion in the New York State Thruway system to keep tolls down while also supporting construction of a new Tappan Zee Bridge.

More than a quarter of the bank settlements are earmarked for Gov. Cuomo’s proposed Upstate Revitalization Initiative, through which seven regions will compete for funds that would strengthen “critical infrastructure” and support tourism efforts. Gov. Cuomo has allocated $500 million toward his goal of establishing statewide high-speed broadband access by the end of 2018.

Other capital-related items from financial settlement monies in the new budget include $400 million to support debt restructuring and capital projects for healthcare systems throughout the state, $250 million to build new Metro North train stations in the Bronx, Co-op City, Morris Park, Parkchester and Hunts Point, and $150 million for economic development and infrastructure projects on Long Island that will be approved by the Empire State Development Corp.

The new budget plan also calls for spending $1 billion to make infrastructure improvements in hospitals throughout the state including $700 million in capital funding for central and east Brooklyn. An additional $50 million is included to help municipalities repair and rehabilitate local roads and bridges impacted by recent winter storms. A maximum allowable deposit estimated at more than $300 million will be made to the state’s rainy day reserve fund.

In November 2014 the New York City Municipal Water Finance Authority came to market with the sale of $392 million of fixed-rate, tax-exempt new money and refunding bonds. An additional $475 million in refunding bonds were sold by the Authority late in this reporting period. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. In January 2015 the New York City Transitional Finance Authority issued $750 million of building aid revenue bonds, rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s and Fitch Ratings.

The Port Authority of New York and New Jersey adopted a calendar year 2015 budget in December, 2014 that keeps operating expenses flat while also addressing capital needs. The fiscal plan includes an operating budget of $2.9 billion and a $3.6 billion capital budget. The capital budget allocates $1.6 billion to complete construction projects at the World Trade Center site. It also earmarks $271 million toward raising the Bayonne Bridge, $260 million for the LaGuardia Airport Central Terminal Building project and $212 million for John F. Kennedy International Airport runway rehabilitation.

5 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

As of March 31, 2015, New York State General Obligation (G.O.) debt was rated AA-plus by S&P and Fitch and Aa1 by Moody’s.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 455 securities as of March 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 6% in Lipper’s New York Municipal Debt Funds category as of March 31, 2015. At 5.30%, the distribution yield at NAV for this Fund’s Class A shares was 189 basis points higher than the category average, which was 3.41%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

This Fund’s Class A dividend, which was at 5.3 cents per share at the outset of this reporting period, was lowered to 5.2 cents per share with the November 2014 payout and to 5.0 per share with the February 2015 payout. These changes were necessitated by the persistence of low interest rates. In all, the Fund distributed 30.9 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 22.9% of the Fund’s total assets (23.0% of net assets) at the end of this reporting period. Several of these bonds were issued in the Common-wealth of Puerto Rico.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 16.7% of the Fund’s total assets (16.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this

6 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Rochester Portfolio Management Team

Fund’s tobacco holdings, as discussed earlier in this report.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first- time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement. In late June 2014, the Commonwealth announced its first balanced general fund budget in more than 20 years. On the recommendation of a government task force, a value-added tax (VAT) was added to the list of tax reforms being discussed.

7 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Rochester Credit Research Team

8 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

However, the sales and use tax that the VAT would replace has its supporters and, at the end of this reporting period, the Legislature had not voted.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015: On that date, a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and OppenheimerFunds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court. The Commonwealth of Puerto Rico and PREPA have appealed the court’s ruling.

Late in this reporting period, a forbearance agreement between PREPA and many of its creditors, including this Fund, was extended beyond March 31, 2015, its original end date. Under the agreement, which was reached in August 2014, the bondholders had agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. At the end of this reporting period, the forbearance agreement was still in effect.

Our investment team is determined to protect our shareholders’ best interests and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimer-funds.com) and on our Twitter feed (twitter.com/RochesterFunds). Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust investment strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of March 31, 2015, 12.2% of the Fund’s total assets (12.2% of net assets) continued to

9 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

be invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund was also invested in the hospital/healthcare sector as of March 31, 2015, which represented 8.4% of total assets (8.4% of net assets). Our holdings in this sector, including several bonds in Puerto Rico, consist of securities across the credit spectrum, but most are investment grade.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 7.7% of total assets (7.8% of net assets) as of March 31, 2015. The Fund’s holdings in this sector include bonds issued in the Commonwealth of Puerto Rico and the Northern Mariana Islands.

The Fund’s holdings in municipal bonds issued by utilities represented 13.8% of total assets (13.8% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 7.3% of total assets (7.3% of net assets), water utilities with 4.6% of total assets (4.6% of net assets) and sewer utilities with 1.9% of total assets (1.9% of net assets) as of March 31, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Puerto Rico and Guam.

The Fund remained invested in land development (or “dirt”) bonds as of March 31, 2015, which are Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax sector represented 4.6% of total assets (4.6% of net assets) and included several bonds in Puerto Rico.

Overall, we believe that the bonds in this sector have several appealing characteristics: The special assessment payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

All of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico and Guam. This sector represented 4.4% of the Fund’s total assets (4.5% of net assets) as of March 31, 2015. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across

10 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on

Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we

11 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities. The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E.

Willis, Mark R. DeMitry, Michael L. Camarella, Charles

S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	22.9%
Higher Education	12.2
Hospital/Healthcare	8.4
General Obligation	7.7
Electric Utilities	7.3
Special Tax	4.6
Water Utilities	4.6
Sales Tax Revenue	4.4
Highways / Commuter Facilities	4.2
Not-for-Profit Organizations	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.1%	1.0%	7.1%
AA	21.5	0.0	21.5
A	12.5	0.2	12.7
BBB	14.8	4.6	19.4
BB or lower	31.6	7.7	39.3
Total	86.5%	13.5%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/15

	Without Sales Charge	With Sales Charge
Class A	5.30%	5.04%
Class B	4.59	N/A
Class C	4.59	N/A
Class Y	5.51	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/15

Class A	4.48%
Class B	3.95
Class C	3.95
Class Y	4.95

TAXABLE EQUIVALENT YIELDS

As of 3/31/15

Class A	8.73%
Class B	7.70
Class C	7.70
Class Y	9.65

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	3.34%	9.23%	5.72%	4.45%	6.72%
Class B (ONYBX)	3/1/93	2.94	8.45	4.82	3.96	4.75
Class C (ONYCX)	8/29/95	2.95	8.51	4.90	3.66	4.33
Class Y (ONYYX)	1/31/11	3.46	9.58	N/A	N/A	8.28

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-1.57%	4.04%	4.70%	3.95%	6.55%
Class B (ONYBX)	3/1/93	-2.06	3.45	4.49	3.96	4.75
Class C (ONYCX)	8/29/95	1.95	7.51	4.90	3.66	4.33
Class Y (ONYYX)	1/31/11	3.46	9.58	N/A	N/A	8.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

14 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.050 for the 28-day accrual period ended March 24, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 24, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0434, $0.0434 and $0.0521, respectively, for the 28-day accrual period ended March 24, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and New York tax rate of 48.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

15 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$1,000.00	$1,033.40	$4.83
Class B	1,000.00	1,029.40	8.74
Class C	1,000.00	1,029.50	8.69
Class Y	1,000.00	1,034.60	3.61

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.19	4.80
Class B	1,000.00	1,016.36	8.68
Class C	1,000.00	1,016.40	8.63
Class Y	1,000.00	1,021.39	3.58

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	0.95%
Class B	1.72
Class C	1.71
Class Y	0.71

18 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.4%
New York—85.1%
$125,000	Albany County, NY IDA (Wildwood Programs)	5.000%	07/01/2026	$125,472
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	201,312
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.875	07/01/2041	1,128,040
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.625	07/01/2031	561,090
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)	5.375	07/01/2026	564,155
2,900,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2031	2,997,643
560,000	Albany, NY IDA (Albany Law School)	5.000	07/01/2037	577,136
100,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2037	89,443
150,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2032	137,593
285,000	Albany, NY IDA (Brighter Choice Charter School)	5.000	04/01/2027	271,160
415,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	413,132
3,765,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	3,603,594
1,000,000	Albany, NY IDA (St. Peter’s Hospital)	5.500	11/15/2027	1,123,800
1,380,000	Albany, NY IDA, Series B	5.750	11/15/2032	1,559,786
1,365,000	Albany, NY IDA, Series D	5.750	11/15/2027	1,542,832
3,940,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	4,004,695
8,755,000	Brookhaven, NY IDA (Dowling College)	6.750	11/01/2032	8,753,599
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	5.375	10/01/2041	303,631
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)	6.000	10/01/2031	154,589
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,785,664
1,000,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,074,420
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,340,900
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,707,644
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	801,344
780,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	786,568
140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	153,853
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	307,233
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	47,141
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	52,365
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,914
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	47,141
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	57,573
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	62,791

19 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$50,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2039	$52,352
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	57,587
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,459
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	31,451
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,271
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,492
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,665
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,914
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,674
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	36,674
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2034	108,741
100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)	5.000	05/01/2039	107,629
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.000	05/01/2023	205,980
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.100	05/01/2031	532,267
140,000	Coeymans, NY Fire District	5.000	10/15/2026	141,663
135,000	Coeymans, NY Fire District	5.000	10/15/2025	136,671
130,000	Coeymans, NY Fire District	5.000	10/15/2024	131,665
840,000	Colonie, NY GO	6.000	04/01/2033	950,956
1,040,000	Colonie, NY GO	6.000	04/01/2032	1,177,374
25,000	Deerfield, NY GO	5.600	06/15/2031	25,586
25,000	Deerfield, NY GO	5.600	06/15/2032	25,583
25,000	Deerfield, NY GO	5.600	06/15/2029	25,592
25,000	Deerfield, NY GO	5.600	06/15/2030	25,592
30,000	Deerfield, NY GO	5.600	06/15/2035	30,693
35,000	Deerfield, NY GO	5.600	06/15/2036	35,808
30,000	Deerfield, NY GO	5.600	06/15/2033	30,689
30,000	Deerfield, NY GO	5.600	06/15/2034	30,693
15,000	Deerfield, NY GO	5.500	06/15/2023	15,414
15,000	Deerfield, NY GO	5.500	06/15/2024	15,416
15,000	Deerfield, NY GO	5.500	06/15/2021	15,458
15,000	Deerfield, NY GO	5.500	06/15/2022	15,433
20,000	Deerfield, NY GO	5.600	06/15/2027	20,496
20,000	Deerfield, NY GO	5.600	06/15/2028	20,483
20,000	Deerfield, NY GO	5.500	06/15/2025	20,530
20,000	Deerfield, NY GO	5.600	06/15/2026	20,508
6,135,000	Dutchess County, NY IDA (Bard College)	5.000	08/01/2046	6,188,374
7,555,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	7,233,308
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)	6.000	10/01/2030	599,629
100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750	07/01/2040	115,202
450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.750	07/01/2030	526,833
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)	5.250	07/01/2025	288,607
1,230,000	East Hampton, NY Town Hsg. Authority	6.500	05/01/2034	1,412,889

20 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500%		08/01/2033	$132,314
135,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2032	157,920
225,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2031	263,968
265,000	Erie County, NY IDA (Buffalo City School District)	5.250		05/01/2030	311,388
500,000	Erie County, NY IDA (Charter School Applied Tech)	6.875		06/01/2035	510,910
405,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	426,858
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,547,815
950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	951,577
505,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	506,434
55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[2]	06/01/2050	1,324,230
36,435,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2038	34,298,816
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[2]	06/01/2055	822,480
29,215,000	Erie County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2045	26,156,189
110,000	Essex County, NY IDA (North Country Community College Foundation)	5.300		06/01/2035	110,311
60,000	Franklin County, NY IDA (North Country Community College Foundation)	5.200		06/01/2025	60,227
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	815,782
70,000	Hempstead Village, NY GO	5.000		09/15/2026	71,756
70,000	Hempstead Village, NY GO	5.000		09/15/2025	71,872
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	249,202
200,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2044	217,096
250,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2039	272,385
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.750		07/01/2039	1,127,010
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2029	335,532
300,000	Hempstead, NY Local Devel. Corp. (Molloy College)	5.000		07/01/2034	330,297
5,600,000	Hudson Yards, NY Infrastructure Corp.	5.750		02/15/2047	6,532,512
1,425,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[3]	11/01/2045	1,491,163
2,335,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[3]	11/01/2045	2,443,414
3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[3]	11/01/2045	3,667,737
5,000,000	L.I., NY Power Authority	6.000		05/01/2033	5,856,850
1,185,000	L.I., NY Power Authority, Series A	5.000		09/01/2039	1,334,618
4,850,000	L.I., NY Power Authority, Series A	5.750		04/01/2039	5,526,332
5,000,000	L.I., NY Power Authority, Series A	6.250		04/01/2033	5,851,350
250,000	L.I., NY Power Authority, Series A	5.000		09/01/2044	280,495
3,300,000	L.I., NY Power Authority, Series B	5.000		09/01/2029	3,712,500
415,000	Madison County, NY IDA (Commons II Student Hsg.)	5.000		06/01/2040	430,645
1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000		12/01/2032	1,611,037
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	320,892

21 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$230,000	Monroe County, NY IDA (Summit at Brighton)	5.375%		07/01/2032	$166,511
150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2038	168,457
500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2029	563,555
350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)	5.000		01/15/2028	397,841
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.500		10/01/2041	594,394
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.000		10/01/2026	165,639
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)	5.250		10/01/2031	81,843
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.625		06/01/2026	170,413
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	6.000		06/01/2034	281,870
285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2044	308,039
180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.500		06/01/2034	206,644
100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000		06/01/2029	112,088
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.500		08/15/2040	11,809,100
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)	5.750		08/15/2035	5,362,258
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[2]	06/01/2061	1,214,629
1,000,000	Monroe, NY Newpower Corp	5.625		01/01/2026	1,003,830
4,000,000	Monroe, NY Newpower Corp.	5.500		01/01/2034	4,012,400
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	500,550
240,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	241,656
1,625,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,634,555
120,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	120,828
3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	3,242,726
1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000		01/01/2049	53,106
135,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	134,992
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	186,604
2,355,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,358,391
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	71,503
350,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	355,758
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,236,680
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[2]	06/01/2046	3,114,558

22 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763%[2]		06/01/2060	$301,800
26,655,000	Nassau County, NY Tobacco Settlement Corp.	5.125		06/01/2046	21,736,619
36,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.000		06/01/2035	31,676,746
450,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	450,770
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	70,419
150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	161,565
100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	108,033
1,935,000	NY Counties Tobacco Trust I	6.500		06/01/2035	1,935,348
110,000	NY Counties Tobacco Trust II (TASC)	5.750		06/01/2043	110,522
22,635,000	NY Counties Tobacco Trust II (TASC)	5.625		06/01/2035	22,670,763
5,120,000	NY Counties Tobacco Trust III	6.000		06/01/2043	5,121,075
850,000	NY Counties Tobacco Trust IV	5.000		06/01/2038	730,048
11,240,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2045	9,435,081
5,905,000	NY Counties Tobacco Trust IV (TASC)	5.000		06/01/2042	5,013,286
84,200,000	NY Counties Tobacco Trust V	6.850	[2]	06/01/2055	995,244
276,000,000	NY Counties Tobacco Trust V	7.850	[2]	06/01/2060	1,219,920
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)	5.625		01/15/2046	5,606,140
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.625		01/15/2046	22,835,600
1,200,000	NY MTA, Series A	5.250		11/15/2038	1,395,048
40,000	NY MTA, Series A	5.000		11/15/2035	42,477
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,532,680
1,000,000	NY MTA, Series D	5.000		11/15/2034	1,137,650
5,000,000	NY MTA, Series D	5.000		11/15/2031	5,774,250
6,150,000	NY MTA, Series D	5.000		11/15/2030	7,148,760
350,000	NY MTA, Series D	5.000		11/15/2032	403,105
2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,874,340
3,000,000	NY MTA, Series E	5.000		11/15/2029	3,502,770
1,300,000	NY MTA, Series F	5.000		11/15/2030	1,336,517
400,000	NY MTA, Series H	5.000		11/15/2033	459,596
1,200,000	NY Seneca Nation Indians Capital Improvements	5.250		12/01/2016	1,257,924
300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	349,656
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	472,496
835,000	NY TSASC, Inc. (TFABs)	4.750		06/01/2022	842,123
46,000,000	NY TSASC, Inc. (TFABs)	5.125		06/01/2042	39,651,540
20,000,000	NY Utility Debt Securitization Authority	5.000		12/15/2041	23,377,600
20,000	NYC GO	5.500		11/15/2037	20,087
865,000	NYC GO	5.000		10/01/2032	1,000,528
20,000,000	NYC GO4	5.625		11/15/2031	23,109,354
45,000	NYC GO	6.000		05/15/2022	45,217
700,000	NYC GO	5.000		08/01/2035	796,572
750,000	NYC GO	5.000		03/01/2033	857,258
5,000,000	NYC GO	5.000		08/01/2030	5,816,400
6,200,000	NYC GO	5.000		08/01/2032	7,092,490
1,400,000	NYC GO	5.000		08/01/2031	1,605,702
1,000,000	NYC GO	5.000		08/01/2030	1,154,500
15,000,000	NYC GO4	5.375		04/01/2036	17,231,250

23 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$11,000,000	NYC GO4	5.125%	03/01/2026	$12,568,490
450,000	NYC HDC (Multifamily Hsg.)	5.500	11/01/2034	495,356
410,000	NYC HDC (Multifamily Hsg.)	5.550	11/01/2039	443,427
1,590,000	NYC HDC (Multifamily Hsg.)	5.700	11/01/2046	1,720,682
5,000	NYC HDC (Multifamily Hsg.), Series E	6.250	05/01/2036	5,010
5,000,000	NYC Health & Hospital Corp. (Health System)	5.000	02/15/2030	5,604,050
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	1,000,781
320,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	301,386
350,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	329,641
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,027,730
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,438
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	158,480
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,649,391
235,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	237,740
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	430,500
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	217,701
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,057,403
2,300,000	NYC IDA (Montefiore Medical Center Corp.)	5.125	11/01/2035	2,304,600
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	6,052,738
1,375,000	NYC IDA (Polytechnic University)	5.250	11/01/2027	1,519,389
1,500,000	NYC IDA (Polytechnic University)	5.250	11/01/2037	1,646,790
2,070,000	NYC IDA (PSCH)	6.375	07/01/2033	2,071,097
750,000	NYC IDA (Reece School)	7.500	12/01/2037	785,085
30,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)	4.500	07/01/2021	30,069
15,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	15,025
756,500	NYC IDA (Studio School)[5]	7.000	11/01/2038	605,313
5,055,000	NYC IDA (The Child School)	7.550	06/01/2033	5,065,009
3,500,000	NYC IDA (UNICEF)	5.300	11/01/2038	3,548,405
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	5,209,224
5,400,000	NYC IDA (Urban Resource Institute)[1]	7.375	11/01/2033	5,428,998
1,200,000	NYC IDA (Yankee Stadium)[9]	2.504	03/01/2022	1,159,752
2,525,000	NYC IDA (Yankee Stadium)	7.000	03/01/2049	3,013,916
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,745,549
35,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2040	40,666,150
20,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2037	20,197,974
5,000,000	NYC Municipal Water Finance Authority	5.500	06/15/2043	5,911,000
20,000,000	NYC Transitional Finance Authority[4]	5.000	01/15/2034	21,959,200
5,500,000	NYC Transitional Finance Authority	5.000	02/01/2035	6,246,020
300,000	NYC Transitional Finance Authority (Building Aid)	5.500	01/15/2039	346,035
2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2043	2,304,940
5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2032	5,808,150
2,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2040	2,312,240
5,500,000	NYC Transitional Finance Authority (Building Aid)	5.250	07/15/2037	6,373,180
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000	08/01/2033	1,159,650

24 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,600,000	NYS Convention Center Devel. Corp. (Hotel Unit)	5.000%	11/15/2044	$6,783,876
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	76,998
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	77,281
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	167,960
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	166,674
300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	322,125
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,342,188
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	138,554
50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	54,630
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2028	4,404,033
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)	5.250	07/01/2027	7,540,637
100,000	NYS DA (Fordham University)	5.000	07/01/2030	115,174
750,000	NYS DA (Highland Hospital of Rochester)	5.000	07/01/2026	847,598
750,000	NYS DA (Highland Hospital of Rochester)	5.200	07/01/2032	847,290
830,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	876,156
490,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	525,167
760,000	NYS DA (Interagency Council)	7.000	07/01/2035	934,443
250,000	NYS DA (Iona College)	5.000	07/01/2032	270,985
3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,627,200
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)	5.500	05/01/2037	2,250,520
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	377,914
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	150,595
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,113,580
1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,711,410
325,000	NYS DA (Ozanam Hall of Queens Nursing Home)	5.000	11/01/2026	334,055
20,000,000	NYS DA (Personal Income Tax)[4]	5.000	03/15/2037	21,503,200
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	341,129
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,992,886
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,532,967
300,000	NYS DA (Rochester Institute of Technology)	5.000	07/01/2040	343,509
250,000	NYS DA (School District Bond Financing Program), Series C	7.250	10/01/2028	299,570
200,000	NYS DA (School District Bond Financing Program), Series C	7.500	04/01/2039	240,710
360,000	NYS DA (School District Bond Financing Program), Series C	7.375	10/01/2033	431,752
200,000	NYS DA (St. John’s University)	5.000	07/01/2027	230,596
50,000	NYS DA (St. John’s University)	5.000	07/01/2028	57,224
100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	115,241
1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,220,254
500,000	NYS DA (St. Joseph’s College)	5.250	07/01/2035	539,115
18,700,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	20,383,748
20,000,000	NYS DA (State Personal Income Tax Authority)[4]	5.750	03/15/2036	23,274,170
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000	03/15/2035	11,581,600
1,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2030	1,168,620

25 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$560,000	NYS DA (The Bronx-Lebanon Hospital Center)	6.250%		02/15/2035	$646,430
1,000,000	NYS DA (The New School)	5.000		07/01/2031	1,107,750
2,040,000	NYS DA (Yeshiva University)	5.125		07/01/2029	2,039,816
5,435,000	NYS DA (Yeshiva University)	5.000		09/01/2038	5,521,688
1,760,000	NYS DA (Yeshiva University)	5.000		11/01/2031	1,806,587
1,000,000	NYS DA P-Float	0.013	[3]	05/15/2022	1,000,000
20,000	NYS HFA (Affordable Hsg.)	5.450		11/01/2040	21,034
2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.000		11/15/2031	2,271,980
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)	5.750		11/15/2051	5,856,100
5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.500		10/01/2037	6,251,700
5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	6,058,150
5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)	5.125		01/15/2044	5,584,650
7,914,000	NYS Liberty Devel. Corp. Floaters	0.310	[3]	10/01/2035	7,914,000
1,350,000	NYS Thruway Authority	5.000		01/01/2032	1,538,136
10,175,000	NYS Thruway Authority	5.000		01/01/2037	11,512,606
2,330,000	NYS UDC (State Personal Income Tax Authority)	5.000		03/15/2037	2,505,123
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500		12/01/2022	55,136
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)	5.000		12/01/2036	2,525,760
1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.200		07/01/2029	1,739,920
535,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)	5.250		12/01/2041	603,774
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)	5.375		07/01/2040	1,966,855
2,300,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500		12/01/2028	2,387,906
5,000,000	Port Authority NY/NJ, 166th Series	5.250		07/15/2036	5,722,100
2,705,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.625		06/01/2035	2,705,433
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.	5.750		06/01/2043	2,000,440
305,000	Rensselaer County, NY Water Service Sewer Authority	5.350		09/01/2047	319,506
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,215,804
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,999,795
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676	[2]	08/15/2060	203,500
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.750		08/15/2043	3,150,599
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[2]	08/15/2045	3,958,190
2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625		08/15/2035	2,715,597
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[2]	08/15/2050	1,214,230
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)	5.125		12/01/2027	248,320

26 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,000,000	Schenectady, NY Metroplex Devel. Authority	5.500%		08/01/2033	$1,187,950
2,755,000	Seneca County, NY IDA (New York Chiropractic College)	5.000		10/01/2027	2,959,834
45,000	Sodus Village, NY GO	5.000		05/15/2034	47,025
45,000	Sodus Village, NY GO	5.000		05/15/2033	47,015
45,000	Sodus Village, NY GO	5.000		05/15/2032	47,015
45,000	Sodus Village, NY GO	5.000		05/15/2037	47,025
45,000	Sodus Village, NY GO	5.000		05/15/2036	47,025
45,000	Sodus Village, NY GO	5.000		05/15/2035	47,025
100,000	St. Lawrence County, NY IDA (Clarkson University)	6.000		09/01/2034	119,848
240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	266,923
230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	262,271
815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2032	926,329
225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	257,407
2,050,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)	5.000		07/01/2028	2,267,833
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)	6.000		12/01/2040	1,112,500
605,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	644,779
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	97,079
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500		11/01/2037	398,533
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	7,875,524
110,000	Suffolk County, NY IDA (Dowling College)	6.700		12/01/2020	108,832
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	654,677
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	461,237
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000		11/01/2035	5,338,979
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2032	824,220
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250		06/01/2037	772,821
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625		06/01/2044	6,416,929
1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	1,277,104
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375		06/01/2028	7,137,756
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[2]	06/01/2048	448,875
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	2,944,775
10,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.125		09/01/2040	11,145,900
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)	5.000		09/01/2030	6,886,107
60,000	Voorheesville, NY GO	5.000		02/15/2037	62,445
35,000	Voorheesville, NY GO	5.000		02/15/2024	36,684
30,000	Voorheesville, NY GO	5.000		02/15/2023	31,494
60,000	Voorheesville, NY GO	5.000		02/15/2036	62,445

27 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$55,000	Voorheesville, NY GO	5.000%		02/15/2035	$ 57,241
40,000	Voorheesville, NY GO	5.000		02/15/2027	41,774
35,000	Voorheesville, NY GO	5.000		02/15/2026	36,587
45,000	Voorheesville, NY GO	5.000		02/15/2031	46,826
45,000	Voorheesville, NY GO	5.000		02/15/2030	46,884
40,000	Voorheesville, NY GO	5.000		02/15/2029	41,682
40,000	Voorheesville, NY GO	5.000		02/15/2028	41,725
50,000	Voorheesville, NY GO	5.000		02/15/2032	52,029
50,000	Voorheesville, NY GO	5.000		02/15/2033	52,029
55,000	Voorheesville, NY GO	5.000		02/15/2034	57,241
35,000	Voorheesville, NY GO	5.000		02/15/2025	36,645
7,410,000	Westchester County, NY Healthcare Corp., Series A	5.000		11/01/2030	8,185,086
3,000,000	Westchester County, NY Healthcare Corp., Series B	6.125		11/01/2037	3,472,710
90,000	Westchester County, NY Healthcare Corp., Series C-2	6.125		11/01/2037	104,181
3,305,188	Westchester County, NY IDA (EBC White Plains)	8.000	[3]	11/01/2043	3,682,509
3,301,516	Westchester County, NY IDA (EBC White Plains)	8.000	[3]	11/01/2043	3,678,417
3,306,485	Westchester County, NY IDA (EBC White Plains)	8.000	[3]	11/01/2043	3,683,953
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[3]	11/01/2045	2,600,379
2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[3]	11/01/2045	2,647,468
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[3]	11/01/2045	2,600,379
210,000	Westchester County, NY IDA (Guiding Eyes for the Blind)	5.375		08/01/2024	214,622
500,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	515,895
300,000	Westchester County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2026	300,384
715,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000		02/01/2041	729,893
950,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2029	1,097,393
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)	6.000		06/01/2041	4,576,280

					1,003,099,840
U.S. Possessions—20.3%
1,200,000	Guam Government Business Privilege	5.000		01/01/2031	1,337,844
2,525,000	Guam Government Waterworks Authority & Wastewater System	5.875		07/01/2035	2,559,517
260,000	Guam Power Authority, Series A	5.000		10/01/2024	311,223
470,000	Guam Power Authority, Series A	5.000		10/01/2030	543,640
210,000	Guam Power Authority, Series A	5.000		10/01/2023	251,372
1,695,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,659,049
460,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	465,543
1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,013,175
21,210,000	Puerto Rico Aqueduct & Sewer Authority	6.125		07/01/2024	15,909,833
6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	4,376,155
945,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	656,085

28 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$565,000	Puerto Rico Aqueduct & Sewer Authority	6.000%		07/01/2047	$384,567
19,500,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	19,524,960
8,555,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	8,607,528
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593	[2]	05/15/2050	513,009
10,000	Puerto Rico Children’s Trust Fund (TASC)	5.375		05/15/2033	10,061
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[2]	05/15/2055	638,762
8,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	5,454,000
2,500,000	Puerto Rico Commonwealth GO	5.375		07/01/2033	1,710,700
1,500,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	1,033,890
4,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	2,702,280
485,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	413,157
6,000,000	Puerto Rico Commonwealth GO	5.250		07/01/2030	4,165,140
1,225,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	847,443
4,595,000	Puerto Rico Commonwealth GO	5.250		07/01/2031	3,155,616
1,980,000	Puerto Rico Commonwealth GO	5.250		07/01/2032	1,349,825
31,225,000	Puerto Rico Commonwealth GO	5.500		07/01/2032	21,380,694
3,120,000	Puerto Rico Commonwealth GO	5.125		07/01/2028	2,197,104
75,000	Puerto Rico Commonwealth GO	5.000		07/01/2024	75,018
2,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	1,539,020
8,425,000	Puerto Rico Electric Power Authority, Series A6	5.000		07/01/2029	4,931,911
2,000,000	Puerto Rico Electric Power Authority, Series A6	5.000		07/01/2042	1,170,920
5,735,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2025	3,364,438
3,410,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2027	2,000,477
3,445,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2022	2,023,938
5,450,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2024	3,197,570
5,000,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	2,926,600
2,155,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2031	1,261,429
5,670,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2028	3,326,362
1,945,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2029	1,138,622
1,000,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2027	854,630
3,750,000	Puerto Rico Electric Power Authority, Series TT6	5.000		07/01/2026	2,200,087
3,100,000	Puerto Rico Electric Power Authority, Series TT6	5.000		07/01/2025	1,818,677
2,535,000	Puerto Rico Electric Power Authority, Series WW6	5.500		07/01/2038	1,483,837
1,685,000	Puerto Rico Electric Power Authority, Series WW6	5.000		07/01/2028	988,522
1,825,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2027	1,070,636
355,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	208,349
2,150,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,633,634
1,000,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	744,890
5,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	2,934
7,405,000	Puerto Rico Highway & Transportation Authority, Series K	5.000		07/01/2030	4,345,698
225,000	Puerto Rico Highway & Transportation Authority, Series N	5.250		07/01/2039	165,325
4,000,000	Puerto Rico Infrastructure	5.000		07/01/2041	2,186,080
15,000,000	Puerto Rico Infrastructure	5.650	[2]	07/01/2029	5,318,700
725,000	Puerto Rico Infrastructure	5.500		07/01/2024	538,457
4,600,000	Puerto Rico Infrastructure	7.460	[2]	07/01/2030	1,218,264
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,496,925

29 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375%		04/01/2042	$164,255
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	183,224
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	114,943
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	924,858
855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	683,171
100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	100,727
4,305,000	Puerto Rico ITEMECF (Polytechnic University)	5.000		08/01/2022	4,098,317
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	123,995
1,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	752,550
3,150,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	2,343,694
4,200,000	Puerto Rico Public Buildings Authority	5.000		07/01/2032	2,695,182
810,000	Puerto Rico Public Buildings Authority	5.250		07/01/2029	533,887
4,795,000	Puerto Rico Public Buildings Authority	5.625		07/01/2039	3,124,854
235,000	Puerto Rico Public Buildings Authority	6.000		07/01/2041	155,502
1,400,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	976,990
3,500,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	2,449,720
4,055,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	2,081,878
38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.865	[2]	08/01/2036	5,079,109
410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000		08/01/2043	245,168
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	10,533,210
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	3,196,650
91,665,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[2]	08/01/2054	6,796,960
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[2]	08/01/2044	3,591,750
27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[2]	08/01/2043	4,238,903
770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[10]	08/01/2032	509,370
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000		08/01/2040	3,517,100
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190	[2]	08/01/2038	2,994,309
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	9,666,540
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500		08/01/2035	4,853,601
3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	1,827,570
1,000,000	University of Puerto Rico	5.000		06/01/2025	563,370
5,925,000	University of Puerto Rico, Series Q	5.000		06/01/2030	3,318,356
1,700,000	University of Puerto Rico, Series Q	5.000		06/01/2036	947,138
					239,790,973

Total Municipal Bonds and Notes (Cost $1,335,691,446)					1,242,890,813

Shares
Common Stocks—0.7%
3,100	CMS Liquidating Trust[7,8] (Cost $9,920,000)				8,834,690
Total Investments, at Value (Cost $1,345,611,446)—106.1%					1,251,725,503
Net Other Assets (Liabilities)—(6.1)					(72,489,376)

Net Assets—100.0%					$ 1,179,236,127

30 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2015. See Note 4 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Represents the current interest rate for a variable or increasing rate security.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

7. Non-income producing security.

8. Received as a result of a corporate action

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. Denotes	a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metroarea Austic Children
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
COP	Certificates of Participation
DA	Dormitory Authority
EBC	Engel Berman Corp.
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
L&WS	Leake & Watts Services
LIFERS	Long Inverse Floating Exempt Receipts
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Reset Option Longs
RS	Rivendell School
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds

31 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations(Continued)

UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
UVBH	United Veteran’s Beacon House
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2015 Unaudited

Assets
Investments, at value (cost $1,345,611,446)—see accompanying statement of investments	$ 1,251,725,503
Cash	8,109,417
Receivables and other assets:
Interest	17,593,584
Shares of beneficial interest sold	1,680,581
Investments sold on a when-issued or delayed delivery basis	628,801
Other	339,525

Total assets	1,280,077,411
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	98,000,000
Dividends	1,285,524
Investments purchased on a when-issued or delayed delivery basis	552,658
Shares of beneficial interest redeemed	516,813
Distribution and service plan fees	240,316
Trustees’ compensation	187,791
Shareholder communications	13,197
Other	44,985

Total liabilities	100,841,284
Net Assets	$ 1,179,236,127

Composition of Net Assets
Par value of shares of beneficial interest	$ 104,304
Additional paid-in capital	1,376,046,622
Accumulated net investment income	8,675,725
Accumulated net realized loss on investments	(111,704,581)
Net unrealized depreciation on investments	(93,885,943)

Net Assets	$ 1,179,236,127

33 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $999,509,608 and 88,416,159 shares of beneficial interest outstanding)	$11.30
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.86

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,675,668 and 236,509 shares of beneficial interest outstanding)	$11.31

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $127,112,099 and 11,238,618 shares of beneficial interest outstanding)	$11.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $49,938,752 and 4,412,878 shares of beneficial interest outstanding)	$11.32

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2015 Unaudited

Investment Income
Interest	$37,372,673
Expenses
Management fees	2,730,141
Distribution and service plan fees:
Class A	1,189,573
Class B	14,026
Class C	628,854
Transfer and shareholder servicing agent fees:
Class A	494,931
Class B	1,404
Class C	62,893
Class Y	24,922
Shareholder communications:
Class A	8,597
Class B	170
Class C	1,812
Class Y	353
Interest expense and fees on short-term floating rate notes issued (See Note 4)	432,025
Borrowing fees	292,692
Trustees’ compensation	9,214
Custodian fees and expenses	3,267
Interest expense on borrowings	99
Other	99,334
Total expenses	5,994,307
Net Investment Income	31,378,366
Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,442,772)
Net change in unrealized appreciation/depreciation	8,180,270
Net Increase in Net Assets Resulting from Operations	$ 38,115,864

See accompanying Notes to Financial Statements.

35 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations
Net investment income	$ 31,378,366	$ 66,546,840
Net realized loss	(1,442,772)	(913,008)
Net change in unrealized appreciation/depreciation	8,180,270	46,645,262

Net increase in net assets resulting from operations	38,115,864	112,279,094
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,357,751)	(58,076,639)
Class B	(66,581)	(186,755)
Class C	(2,998,140)	(6,197,551)
Class Y	(1,435,722)	(2,517,310)

	(31,858,194)	(66,978,255)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(826,376)	(60,085,753)
Class B	(400,373)	(1,805,857)
Class C	3,325,614	(7,371,821)
Class Y	(348,054)	(1,248,250)

	1,750,811	(70,511,681)
Net Assets
Total increase (decrease)	8,008,481	(25,210,842)
Beginning of period	1,171,227,646	1,196,438,488

End of period (including accumulated net investment income of $8,675,725 and $9,155,553, respectively)	$ 1,179,236,127	$ 1,171,227,646

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended March 31, 2015 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$38,115,864
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,919,281)
Proceeds from disposition of investment securities	55,790,462
Short-term investment securities, net	(78,447)
Premium amortization	2,097,715
Discount accretion	(4,221,692)
Net realized loss on investments	1,442,772
Net change in unrealized appreciation/depreciation on investments	(8,180,270)
Change in assets:
Decrease in other assets	474,444
Decrease in interest receivable	34,368
Increase in receivable for securities sold	(448,801)
Change in liabilities:
Decrease in other liabilities	(25,846)
Increase in payable for securities purchased	552,658

Net cash provided by operating activities	45,633,946
Cash Flows from Financing Activities
Proceeds from borrowings	7,800,000
Payments on borrowings	(7,800,000)
Payments on short-term floating rate notes issued	(10,000,000)
Proceeds from shares sold	84,597,092
Payments on shares redeemed	(113,096,316)
Cash distributions paid	(5,159,832)

Net cash used in financing activities	(43,659,056)
Net increase in cash	1,974,890
Cash, beginning balance	6,134,527

Cash, ending balance	$ 8,109,417

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $26,504,315.

Cash paid for interest on borrowings—$99.

Cash paid for interest on short-term floating rate notes issued—$432,025.

See accompanying Notes to Financial Statements.

37 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.24	$10.80	$12.22	$11.33	$11.97	$11.73

Income (loss) from investment operations:
Net investment income[2]	0.31	0.63	0.62	0.66	0.69	0.69
Net realized and unrealized gain (loss)	0.06	0.45	(1.39)	0.91	(0.61)	0.19

Total from investment operations	0.37	1.08	(0.77)	1.57	0.08	0.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.64)	(0.65)	(0.68)	(0.72)	(0.64)

Net asset value, end of period	$11.30	$11.24	$10.80	$12.22	$11.33	$11.97

Total Return, at Net Asset Value[3]	3.34%	10.28%	(6.68)%	14.20%	1.12%	7.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$999,509	$995,042	$1,016,554	$1,166,115	$998,502	$1,150,410

Average net assets (in thousands)	$992,497	$997,908	$1,174,169	$1,072,671	$984,892	$1,121,641

Ratios to average net assets:[4]
Net investment income	5.45%	5.78%	5.19%	5.56%	6.31%	5.97%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.83%	0.80%	0.75%	0.75%	0.77%	0.75%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	0.95%	0.98%	0.94%	0.98%	1.03%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.98%	0.94%	0.97%	1.03%	0.97%

Portfolio turnover rate	3%	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class B	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.33	$11.98	$11.73

Income (loss) from investment operations:
Net investment income[2]	0.26	0.55	0.51	0.56	0.59	0.59
Net realized and unrealized gain (loss)	0.07	0.44	(1.40)	0.92	(0.62)	0.21

Total from investment operations	0.33	0.99	(0.89)	1.48	(0.03)	0.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.55)	(0.53)	(0.58)	(0.62)	(0.55)

Net asset value, end of period	$11.31	$11.25	$10.81	$12.23	$11.33	$11.98

Total Return, at Net Asset Value[3]	2.94%	9.41%	(7.54)%	13.34%	0.13%	7.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,676	$3,060	$4,738	$9,804	$12,712	$17,430

Average net assets (in thousands)	$2,813	$3,730	$7,451	$11,225	$13,766	$17,741

Ratios to average net assets:[4]
Net investment income	4.68%	5.01%	4.22%	4.76%	5.41%	5.12%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.61%	1.66%	1.61%	1.66%	1.60%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	1.72%	1.79%	1.85%	1.84%	1.92%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.79%	1.85%	1.83%	1.92%	1.82%

Portfolio turnover rate	3%	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

39 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.33	$11.98	$11.73

Income (loss) from investment operations:
Net investment income[2]	0.26	0.55	0.53	0.57	0.60	0.60
Net realized and unrealized gain (loss)	0.07	0.44	(1.40)	0.92	(0.61)	0.20

Total from investment operations	0.33	0.99	(0.87)	1.49	(0.01)	0.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.55)	(0.55)	(0.59)	(0.64)	(0.55)

Net asset value, end of period	$11.31	$11.25	$10.81	$12.23	$11.33	$11.98

Total Return, at Net Asset Value[3]	2.95%	9.43%	(7.41)%	13.42%	0.24%	7.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,112	$123,105	$125,711	$154,674	$126,880	$157,256

Average net assets (in thousands)	$126,150	$122,766	$151,268	$139,433	$130,387	$150,880

Ratios to average net assets:[4]
Net investment income	4.69%	5.01%	4.39%	4.78%	5.53%	5.19%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.57%	1.54%	1.53%	1.55%	1.52%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%	0.14%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%	0.08%

Total expenses	1.71%	1.75%	1.73%	1.76%	1.81%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.75%	1.73%	1.75%	1.81%	1.74%

Portfolio turnover rate	3%	10%	15%	14%	21%	16%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class Y	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.34	$10.46

Income (loss) from investment operations:
Net investment income[3]	0.32	0.65	0.65	0.67	0.47
Net realized and unrealized gain (loss)	0.07	0.45	(1.40)	0.92	0.91

Total from investment operations	0.39	1.10	(0.75)	1.59	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.66)	(0.67)	(0.70)	(0.50)

Net asset value, end of period	$11.32	$11.25	$10.81	$12.23	$11.34

Total Return, at Net Asset Value[4]	3.46%	10.54%	(6.45)%	14.43%	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,939	$50,021	$49,435	$39,169	$5,986

Average net assets (in thousands)	$49,975	$41,597	$48,673	$22,893	$4,972

Ratios to average net assets:[5]
Net investment income	5.69%	5.98%	5.39%	5.69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.59%	0.56%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	0.71%	0.74%	0.70%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.74%	0.70%	0.75%	0.80%

Portfolio turnover rate	3%	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

42 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

43 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2016	$ 6,626,486
2017	26,431,288
2018	43,255,092
No expiration	32,416,521

Total	$ 108,729,387

As of March 31, 2015, it is estimated that the capital loss carryforwards would be $76,312,866 expiring by 2018 and $33,859,293, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 1,248,122,644 [1]

Gross unrealized appreciation	$ 58,339,785
Gross unrealized depreciation	(152,486,330)

Net unrealized depreciation	$ (94,146,545)

1. The Federal tax cost of securities does not include cost of $97,749,404, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

44 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

45 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

46 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,003,099,840	$—	$1,003,099,840
U.S. Possessions	—	239,790,973	—	239,790,973
Common Stock	—	8,834,690	—	8,834,690

Total Assets	$—	$1,251,725,503	$—	$1,251,725,503

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stock	$10,391,200	$(10,391,200)

Total Assets	$10,391,200	$(10,391,200)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

47 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the

48 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate

49 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2015, the Fund’s maximum exposure under such agreements is estimated at $50,090,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 31, 2015, municipal bond holdings with a value of $173,212,448 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $98,000,000 in short-term floating rate securities issued and outstanding at that date.

At March 31, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

50 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	10.786%	1/15/46	$12,835,600
3,750,000	NYC GO LIFERS	21.249	4/1/36	5,981,250
6,670,000	NYC GO ROLs	13.313	11/15/26	9,779,354
2,750,000	NYC GO ROLs[3]	18.795	3/1/26	4,318,490
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	23.291	6/15/37	4,357,974
10,000,000	NYC Transitional Finance Authority ROLs[3]	9.569	1/15/34	11,959,200
6,670,000	NYS DA (Personal Income Tax) ROLs	13.637	9/15/16	9,944,170
10,000,000	NYS DA (Personal Income Tax) ROLs	8.006	9/15/31	11,503,200
8,995,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	7.217	8/1/57	4,533,210

				$75,212,448

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $98,000,000 or 7.66% of its total assets as of March 31, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

51 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$552,658
Sold securities	628,801

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$756,500
Market Value	$658,419
Market Value as % of Net Assets	0.06%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of March 31, 2015, securities with an aggregate market value of $32,904,026, representing 2.79% of the Fund’s net assets, were subject to these forbearance agreements.

52 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	5,772,468	$65,140,620	12,693,928	$137,280,819
Dividends and/or distributions reinvested	2,065,837	23,285,415	4,544,486	49,622,140
Redeemed	(7,924,866)	(89,252,411)	(22,831,504)	(246,988,712)

Net decrease	(86,561)	$(826,376)	(5,593,090)	$(60,085,753)

Class B
Sold	7,020	$79,659	8,748	$95,164
Dividends and/or distributions reinvested	4,605	51,940	13,845	150,982
Redeemed	(47,101)	(531,972)	(188,880)	(2,052,003)

Net decrease	(35,476)	$(400,373)	(166,287)	$(1,805,857)

Class C
Sold	1,160,276	$13,088,294	2,408,044	$25,985,210
Dividends and/or distributions reinvested	206,783	2,332,499	440,464	4,812,471
Redeemed	(1,072,529)	(12,095,179)	(3,535,411)	(38,169,502)

Net increase (decrease)	294,530	$3,325,614	(686,903)	$(7,371,821)

Class Y
Sold	636,226	$7,180,111	2,802,396	$30,555,990
Dividends and/or distributions reinvested	73,927	834,461	120,232	1,317,634
Redeemed	(741,781)	(8,362,626)	(3,049,979)	(33,121,874)

Net decrease	(31,628)	$(348,054)	(127,351)	$(1,248,250)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities	$39,919,281	$55,790,462

53 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2014		Fee Schedule Effective November 1, 2014
Up to $200 million	0.60%	Up to $200 million	0.60%
Next $100 million	0.55	Next $100 million	0.55
Next $200 million	0.50	Next $200 million	0.50
Next $250 million	0.45	Next $250 million	0.45
Next $250 million	0.40	Next $250 million	0.40
Over $1 billion	0.35	Next $4 billion	0.35
		Over $5 billion	0.33

The Fund’s management fee for the fiscal six months ended March 31, 2015 was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended March 31, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

54 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,244
Accumulated Liability as of March 31, 2015	89,109

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that

55 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2015	$51,491	$15,243	$1,713	$2,487

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up

56 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1672% as of March 31, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 31, 2015 equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2015, the Fund had no borrowings outstanding.

Details of the borrowings for the six months ended March 31, 2015 are as follows:

Average Daily Loan Balance	$125,824
Average Daily Interest Rate	0.154%
Fees Paid	$260,636
Interest Paid	$99

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s

57 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

participation in the Facility during the six months ended March 31, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended March 31, 2015.

The effect of the Facility to the Fund for the year ended March 31, 2015 is as follows:

Fees Paid	$	40,020

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the

58 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

9. Pending Litigation (Continued)

Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

59 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

60 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

61 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63 OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access
to account information and transactions or call us at
800 CALL OPP (800 225 5677) for 24-hr automated
information and automated transactions. Representatives
also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0360.001.0315     May 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015